Exhibit 8.1
List of Subsidiaries

Serial No.	Name of company	Domicile of company	Footnote
Subsidiaries
1	Deutsche Bank Aktiengesellschaft	Frankfurt am Main
2	ABFS I Incorporated	Lutherville-Timonium
3	Alex. Brown Financial Services Incorporated	Lutherville-Timonium
4	Alex. Brown Investments Incorporated	Lutherville-Timonium
5	Argent Incorporated	Lutherville-Timonium
6	Baldur Mortgages Limited	London
7	Better Payment Germany GmbH	Berlin
8	BHW - Gesellschaft für Wohnungswirtschaft mbH	Hameln
9	BHW Bausparkasse Aktiengesellschaft	Hameln
10	BHW Holding GmbH	Hameln
11	Borfield Sociedad Anonima	Montevideo
12	Breaking Wave DB Limited	London
13	BT Globenet Nominees Limited	London
14	Cardea Real Estate S.r.l.	Milan
15	Caribbean Resort Holdings, Inc.	New York	1
16	Cathay Advisory (Beijing) Co., Ltd.	Beijing
17	Cathay Asset Management Company Limited	Ebène
18	China Recovery Fund, LLC	Wilmington
19	Cinda - DB NPL Securitization Trust 2003-1	Wilmington	1
20	City Leasing (Thameside) Limited	London
21	City Leasing Limited	London
22	Consumo Srl in Liquidazione	Milan
23	D B Investments (GB) Limited	London
24	D&M Turnaround Partners Godo Kaisha	Tokyo
25	DB (Barbados) SRL	Christ Church
26	DB (Malaysia) Nominee (Asing) Sdn. Bhd.	Kuala Lumpur
27	DB (Malaysia) Nominee (Tempatan) Sendirian Berhad	Kuala Lumpur
28	DB Advisory Services S.A.S.	Bogotá
29	DB Alex. Brown Holdings Incorporated	Wilmington
30	DB Aotearoa Investments Limited	George Town
31	DB Asset Finance I S.à r.l.	Luxembourg
32	DB Asset Finance II S.à r.l.	Luxembourg
33	DB Beteiligungs-Holding GmbH	Frankfurt am Main
34	DB Boracay LLC	Wilmington
35	DB Capital Markets (Deutschland) GmbH	Frankfurt am Main
36	DB Cartera de Inmuebles 1, S.A.U.	Madrid
37	DB Commodity Financing Limited	London
38	DB Corporate Advisory (Malaysia) Sdn. Bhd.	Kuala Lumpur
39	DB Credit Investments S.à r.l.	Luxembourg
40	DB Direkt GmbH	Frankfurt am Main
41	DB Equipment Leasing, Inc.	New York
42	DB Finance (Delaware), LLC	Wilmington
43	DB Finance International GmbH	Frankfurt am Main
44	DB Global Technology SRL	Bucharest

Serial No.	Name of company	Domicile of company	Footnote
45	DB Global Technology, Inc.	Wilmington
46	DB Group Services (UK) Limited	London
47	DB Holdings (New York), Inc.	New York
48	DB Industrial Holdings Beteiligungs GmbH & Co. KG	Luetzen	2
49	DB Industrial Holdings GmbH	Luetzen
50	DB Intermezzo LLC	Wilmington
51	DB Internal Funding Limited	London
52	DB International (Asia) Limited	Singapore
53	DB International Investments Limited (in members' voluntary liquidation)	London
54	DB International Trust (Singapore) Limited	Singapore
55	DB Investment Partners Limited	London
56	DB Investment Services GmbH	Frankfurt am Main
57	DB London (Investor Services) Nominees Limited	London
58	DB Management Support GmbH	Frankfurt am Main
59	DB Nominees (Hong Kong) Limited	Hong Kong SAR
60	DB Nominees (Jersey) Limited	St. Helier
61	DB Nominees (Singapore) Pte Ltd	Singapore
62	DB Operaciones y Servicios Interactivos, S.L.U.	Madrid
63	DB Overseas Holdings Limited	London
64	DB Print GmbH	Frankfurt am Main
65	DB Private Clients Corp.	Wilmington
66	DB Private Wealth Mortgage Ltd.	New York
67	DB Re S.A.	Luxembourg
68	DB Service Centre Limited	Dublin
69	DB Services (Jersey) Limited	St. Helier
70	DB Services Americas, Inc.	Wilmington
71	DB Servizi Amministrativi S.r.l.	Milan
72	DB Strategic Advisors, Inc.	Makati City
73	DB Structured Derivative Products, LLC	Wilmington
74	DB Structured Products, Inc.	Wilmington
75	DB Trustee Services Limited	London
76	DB Trustees (Hong Kong) Limited	Hong Kong SAR
77	DB U.S. Financial Markets Holding Corporation	Wilmington
78	DB UK Bank Limited	London
79	DB UK Holdings Limited	London
80	DB UK PCAM Holdings Limited (in members' voluntary liquidation)	London
81	DB USA Core Corporation	West Trenton
82	DB USA Corporation	Wilmington
83	DB Valoren S.à r.l.	Luxembourg
84	DB Value S.à r.l.	Luxembourg
85	DB VersicherungsManager GmbH	Frankfurt am Main
86	DB Vita S.A.	Luxembourg
87	DBAH Capital, LLC	Wilmington
88	DBCIBZ1 (in voluntary liquidation)	George Town
89	DBFIC, Inc.	Wilmington
90	DBOI Global Services (UK) Limited	London
91	DBR Investments Co. Limited	George Town
92	DBRE Global Real Estate Management IB, Ltd.	George Town
93	DBRMSGP1	George Town	2, 3
94	DBX Advisors LLC	Wilmington
95	DEE Deutsche Erneuerbare Energien GmbH	Frankfurt am Main
96	DEUKONA Versicherungs-Vermittlungs-GmbH	Frankfurt am Main
97	Deutsche (Aotearoa) Capital Holdings New Zealand	Auckland

Serial No.	Name of company	Domicile of company	Footnote
98	Deutsche (Aotearoa) Foreign Investments New Zealand	Auckland
99	Deutsche (New Munster) Holdings New Zealand Limited	Auckland
100	Deutsche Alternative Asset Management (UK) Limited (in members' voluntary liquidation)	London
101	Deutsche Asia Pacific Holdings Pte Ltd	Singapore
102	Deutsche Asset Management (India) Private Limited	Mumbai
103	Deutsche Australia Limited	Sydney
104	Deutsche Bank (Cayman) Limited	George Town
105	Deutsche Bank (China) Co., Ltd.	Beijing
106	Deutsche Bank (Malaysia) Berhad	Kuala Lumpur
107	Deutsche Bank (Suisse) SA	Geneva
108	Deutsche Bank (Uruguay) Sociedad Anónima Institución Financiera Externa	Montevideo
109	DEUTSCHE BANK A.S.	Istanbul
110	Deutsche Bank Americas Holding Corp.	Wilmington
111	Deutsche Bank Europe GmbH	Frankfurt am Main
112	Deutsche Bank Financial Company	George Town
113	Deutsche Bank Holdings, Inc.	Wilmington
114	Deutsche Bank Immobilien GmbH	Hameln
115	Deutsche Bank Insurance Agency Incorporated	Wilmington
116	Deutsche Bank Luxembourg S.A.	Luxembourg
117	Deutsche Bank Mutui S.p.A.	Milan
118	Deutsche Bank National Trust Company	Los Angeles
119	Deutsche Bank Polska Spólka Akcyjna	Warsaw
120	Deutsche Bank Representative Office Nigeria Limited	Lagos
121	Deutsche Bank S.A. - Banco Alemão	Sao Paulo
122	Deutsche Bank S.p.A.	Milan
123	Deutsche Bank Securities Inc.	Wilmington
124	Deutsche Bank Trust Company Americas	New York
125	Deutsche Bank Trust Company Delaware	Wilmington
126	Deutsche Bank Trust Company, National Association	New York
127	Deutsche Bank Trust Corporation	New York
128	Deutsche Bank, Sociedad Anónima Española Unipersonal	Madrid
129	Deutsche Capital Finance (2000) Limited	George Town
130	Deutsche Capital Markets Australia Limited	Sydney
131	Deutsche Custody N.V.	Amsterdam
132	Deutsche Domus New Zealand Limited	Auckland
133	Deutsche Equities India Private Limited	Mumbai
134	Deutsche Finance No. 2 Limited (in voluntary liquidation)	George Town
135	Deutsche Foras New Zealand Limited	Auckland
136	Deutsche Gesellschaft für Immobilien-Leasing mit beschränkter Haftung i.L.	Duesseldorf
137	Deutsche Global Markets Limited	Tel Aviv
138	Deutsche Group Holdings (SA) Proprietary Limited	Johannesburg
139	Deutsche Group Services Pty Limited	Sydney
140	Deutsche Grundbesitz-Anlagegesellschaft mit beschränkter Haftung	Frankfurt am Main
141	Deutsche Holdings (Grand Duchy)	Luxembourg
142	Deutsche Holdings (Luxembourg) S.à r.l.	Luxembourg
143	Deutsche Holdings Limited	London
144	Deutsche Holdings No. 2 Limited	London
145	Deutsche Holdings No. 3 Limited	London
146	Deutsche Holdings No. 4 Limited (in members' voluntary liquidation)	London
147	Deutsche Immobilien Leasing GmbH	Duesseldorf

Serial No.	Name of company	Domicile of company	Footnote
148	Deutsche India Holdings Private Limited	Mumbai
149	Deutsche India Private Limited	Mumbai
150	Deutsche International Corporate Services (Ireland) Limited (in liquidation)	Dublin
151	Deutsche Investments India Private Limited	Mumbai
152	Deutsche Investor Services Private Limited	Mumbai
153	Deutsche Knowledge Services Pte. Ltd.	Singapore
154	Deutsche Mexico Holdings S.à r.l.	Luxembourg
155	Deutsche Mortgage & Asset Receiving Corporation	Wilmington
156	Deutsche New Zealand Limited	Auckland
157	Deutsche Nominees Limited	London
158	Deutsche Oppenheim Family Office AG	Cologne
159	Deutsche Overseas Issuance New Zealand Limited	Auckland
160	Deutsche Postbank Finance Center Objekt GmbH	Schuettringen
161	Deutsche Securities (India) Private Limited	New Delhi
162	Deutsche Securities (Proprietary) Limited	Johannesburg
163	Deutsche Securities (SA) (Proprietary) Limited	Johannesburg
164	Deutsche Securities Asia Limited	Hong Kong SAR
165	Deutsche Securities Inc.	Tokyo
166	Deutsche Securities Israel Ltd.	Tel Aviv
167	Deutsche Securities Korea Co.	Seoul
168	Deutsche Securities Saudi Arabia (a closed joint stock company)	Riyadh
169	Deutsche Securities, S.A. de C.V., Casa de Bolsa	Mexico City
170	Deutsche Services (CI) Limited	St. Helier
171	Deutsche Services Polska Sp. z o.o.	Warsaw
172	Deutsche StiftungsTrust GmbH	Frankfurt am Main
173	Deutsche Strategic Investment Holdings Yugen Kaisha	Tokyo
174	Deutsche Trustee Company Limited	London
175	Deutsche Trustees Malaysia Berhad	Kuala Lumpur
176	Deutsche Wealth Management S.G.I.I.C., S.A.	Madrid
177	Deutsches Institut für Altersvorsorge GmbH	Frankfurt am Main
178	DI Deutsche Immobilien Treuhandgesellschaft mbH	Frankfurt am Main
179	DISCA Beteiligungsgesellschaft mbH	Duesseldorf
180	Durian (Luxembourg) S.à r.l.	Luxembourg
181	DWS Alternatives France	Paris
182	DWS Alternatives Global Limited	London
183	DWS Alternatives GmbH	Frankfurt am Main
184	DWS Asset Management (Korea) Company Limited	Seoul
185	DWS Beteiligungs GmbH	Frankfurt am Main
186	DWS CH AG	Zurich
187	DWS Consulting Shanghai Limited	Shanghai
188	DWS Corporate Management Beijing Limited	Beijing
189	DWS Distributors, Inc.	Wilmington
190	DWS Far Eastern Investments Limited	Taipei
191	DWS Global Business Services Inc.	Taguig City
192	DWS Group GmbH & Co. KGaA	Frankfurt am Main	2
193	DWS Group Services UK Limited	London
194	DWS Grundbesitz GmbH	Frankfurt am Main
195	DWS India Private Limited	Mumbai
196	DWS International GmbH	Frankfurt am Main
197	DWS Investment GmbH	Frankfurt am Main
198	DWS Investment Management Americas, Inc.	Wilmington
199	DWS Investment S.A.	Luxembourg
200	DWS Investments Australia Limited	Sydney

Serial No.	Name of company	Domicile of company	Footnote
201	DWS Investments Hong Kong Limited	Hong Kong SAR
202	DWS Investments Japan Limited	Tokyo
203	DWS Investments Singapore Limited	Singapore
204	DWS Investments UK Limited	London
205	DWS Management GmbH	Frankfurt am Main
206	DWS Real Estate GmbH	Frankfurt am Main
207	DWS Service Company	Wilmington
208	DWS Trust Company	Concord
209	DWS USA Corporation	Wilmington
210	EC EUROPA IMMOBILIEN FONDS NR. 3 GmbH & CO. KG i.I.	Hamburg
211	European Value Added I (Alternate G.P.) LLP	London
212	Fiduciaria Sant' Andrea S.r.l.	Milan
213	Finanzberatungsgesellschaft mbH der Deutschen Bank	Berlin
214	Fir (Luxembourg) S.à r.l.	Luxembourg
215	Franz Urbig- und Oscar Schlitter-Stiftung Gesellschaft mit beschränkter Haftung	Frankfurt am Main
216	Fünfte SAB Treuhand und Verwaltung GmbH & Co. Suhl "Rimbachzentrum" KG	Bad Homburg
217	GAHL Holdings LLC	Wilmington
218	GAHL Holdings Trust	Wilmington	1
219	German American Capital Corporation	Lutherville-Timonium
220	Greenheart (Luxembourg) S.à r.l.	Luxembourg
221	Greenwood Properties Corp.	New York	1
222	Grundstücksgesellschaft Wiesbaden Luisenstraße/Kirchgasse GbR	Troisdorf	2
223	Immobilienfonds Büro-Center Erfurt am Flughafen Bindersleben I GbR	Troisdorf	2
224	ISTRON Beteiligungs- und Verwaltungs-GmbH	Cologne
225	Joint Stock Company Deutsche Bank DBU	Kyiv
226	Jyogashima Godo Kaisha	Tokyo
227	KEBA Gesellschaft für interne Services mbH	Frankfurt am Main
228	Kidson Pte Ltd	Singapore
229	Konsul Inkasso GmbH	Essen
230	LA Water Holdings Limited	George Town
231	LAWL Pte. Ltd.	Singapore
232	London Industrial Leasing Limited	London
233	MEF I Manager, S. à r.l.	Munsbach
234	MIT Holdings, Inc.	Baltimore
235	MortgageIT Securities Corp.	Wilmington
236	MortgageIT, Inc.	New York
237	Motion Picture Productions One GmbH & Co. KG	Frankfurt am Main	2
238	MPP Beteiligungsgesellschaft mbH	Frankfurt am Main
239	norisbank GmbH	Bonn
240	Numis Corporation Limited	London
241	Numis Europe Limited (in liquidation)	Dublin
242	Numis Nominees (Client) Limited	London
243	Numis Nominees Limited	London
244	Numis Securities Limited	London
245	OOO "Deutsche Bank TechCentre"	Moscow
246	OOO "Deutsche Bank"	Moscow
247	OPB Verwaltungs- und Treuhand GmbH	Cologne
248	OPB-Oktava GmbH	Cologne
249	OPPENHEIM Capital Advisory GmbH	Cologne
250	OPPENHEIM PRIVATE EQUITY Verwaltungsgesellschaft mbH	Cologne
251	PADUS Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf

Serial No.	Name of company	Domicile of company	Footnote
252	PB Factoring GmbH	Bonn
253	PCC Services GmbH der Deutschen Bank	Essen
254	Plantation Bay, Inc.	St. Thomas
255	Postbank Direkt GmbH	Bonn
256	Postbank Filialvertrieb AG	Bonn
257	Postbank Finanzberatung AG	Hameln
258	Postbank Leasing GmbH	Bonn
259	PT Deutsche Sekuritas Indonesia	Jakarta
260	RoPro U.S. Holding, Inc.	Wilmington
261	Route 28 Receivables, LLC	Wilmington
262	RREEF America L.L.C.	Wilmington
263	RREEF European Value Added I (G.P.) Limited	London
264	RREEF Fund Holding LLC	Wilmington
265	RREEF Management L.L.C.	Wilmington
266	Sal. Oppenheim jr. & Cie. Beteiligungs GmbH	Cologne
267	SAPIO Grundstücks-Vermietungsgesellschaft mbH	Duesseldorf
268	Sharps SP I LLC	Wilmington
269	Stelvio Immobiliare S.r.l.	Bolzano
270	Süddeutsche Vermögensverwaltung Gesellschaft mit beschränkter Haftung	Frankfurt am Main
271	TELO Beteiligungsgesellschaft mbH	Schoenefeld
272	Thai Asset Enforcement and Recovery Asset Management Company Limited	Bangkok
273	Treuinvest Service GmbH	Frankfurt am Main
274	VÖB-ZVD Processing GmbH	Bonn
275	WEPLA Beteiligungsgesellschaft mbH	Frankfurt am Main
Consolidated Structured Entities
276	Al Mi'yar Capital 2 Cayman Ltd	George Town	4
277	Al Mi'yar Capital SA	Luxembourg	4
278	Alguer Inversiones Designated Activity Company	Dublin
279	Alixville Invest, S.L.	Madrid
280	Altersvorsorge Fonds Hamburg Alter Wall Dr. Juncker KG	Frankfurt am Main
281	Ansbacher I S.à r.l.	Luxembourg
282	Ansbacher II S.à r.l.	Luxembourg
283	Atlas Investment Company 1 S.à r.l., en liquidation volontaire	Luxembourg
284	Atlas Investment Company 2 S.à r.l., en liquidation volontaire	Luxembourg
285	Atlas Investment Company 3 S.à r.l., en liquidation volontaire	Luxembourg
286	Atlas Investment Company 4 S.à r.l., en liquidation volontaire	Luxembourg
287	Atlas Portfolio Select SPC	George Town
288	Atlas SICAV - FIS, en liquidation volontaire	Luxembourg	4
289	Australian Secured Personal Loans Trust	Melbourne
290	Axia Insurance, Ltd.	Hamilton	4
291	Blue Square Finance 2025-1 Designated Activity Company	Dublin
292	Capital Trust Japan Company Limited (Trust Account Project Spark Agreement No. 7536)	Tokyo
293	Carpathian Investments Designated Activity Company	Dublin
294	Cathay Capital Company Limited	Ebène	1
295	Cayman Reference Fund Holdings Limited	George Town
296	Ceto S.à r.l.	Luxembourg
297	Charitable Luxembourg Four S.à r.l.	Luxembourg
298	Charitable Luxembourg Two S.à r.l.	Luxembourg
299	CLASS Limited	St. Helier	4

Serial No.	Name of company	Domicile of company	Footnote
300	Collins Capital Low Volatility Performance II Special Investments, Ltd.	Road Town
301	Crofton Invest, S.L.	Madrid
302	Danube Properties S.à r.l., en faillite	Luxembourg
303	DB Aster II, LLC	Wilmington
304	DB Aster, Inc.	Wilmington
305	DB Aster, LLC	Wilmington
306	DB Covered Bond S.r.l.	Conegliano
307	DB Holding Fundo de Investimento Multimercado Investimento no Exterior Crédito Privado	Sao Paulo
308	DB Litigation Fee LLC	Wilmington
309	DB Municipal Holdings LLC	Wilmington
310	DB SPEARs/LIFERs, Series DB-8092 Trust	Wilmington
311	DB SPEARs/LIFERs, Series DB-8093 Trust	Wilmington
312	DB SPEARs/LIFERs, Series DB-8095 Trust	Wilmington
313	DB SPEARs/LIFERs, Series DB-8096 Trust	Wilmington
314	DB SPEARs/LIFERs, Series DB-8097 Trust	Wilmington
315	DB SPEARs/LIFERs, Series DB-8103 Trust	Wilmington
316	DB SPEARs/LIFERs, Series DB-8108 Trust	Wilmington
317	DB SPEARs/LIFERs, Series DB-8139 Trust	Wilmington
318	DB SPEARs/LIFERs, Series DB-8147 Trust	Wilmington
319	DB SPEARs/LIFERs, Series DB-8148 Trust	Wilmington
320	DB SPEARs/LIFERs, Series DB-8149 Trust	Wilmington
321	DB SPEARs/LIFERs, Series DB-8151 Trust	Wilmington
322	DB SPEARs/LIFERs, Series DB-8154 Trust	Wilmington
323	DB SPEARs/LIFERs, Series DB-8156 Trust	Wilmington
324	DB SPEARs/LIFERs, Series DB-8157 Trust	Wilmington
325	DB SPEARs/LIFERs, Series DB-8160 Trust	Wilmington
326	DB SPEARs/LIFERs, Series DB-8162 Trust	Wilmington
327	DB SPEARs/LIFERs, Series DB-8163 Trust	Wilmington
328	DB SPEARs/LIFERs, Series DB-8164 Trust	Wilmington
329	DB SPEARs/LIFERs, Series DB-8165 Trust	Wilmington
330	DB SPEARs/LIFERs, Series DB-8166 Trust	Wilmington
331	DB SPEARs/LIFERs, Series DB-8167 Trust	Wilmington
332	DB SPEARs/LIFERs, Series DB-8168 Trust	Wilmington
333	DB SPEARs/LIFERs, Series DB-8174 Trust	Wilmington
334	DB SPEARs/LIFERs, Series DB-8175 Trust	Wilmington
335	DB SPEARs/LIFERs, Series DB-8179 Trust	Wilmington
336	DB SPEARs/LIFERs, Series DB-8182 Trust	Wilmington
337	DB SPEARs/LIFERs, Series DB-8183 Trust	Wilmington
338	DB SPEARs/LIFERs, Series DB-8184 Trust	Wilmington
339	DB SPEARs/LIFERs, Series DB-8185 Trust	Wilmington
340	DB SPEARs/LIFERs, Series DB-8186 Trust	Wilmington
341	DB SPEARs/LIFERs, Series DB-8187 Trust	Wilmington
342	DB SPEARs/LIFERs, Series DB-8188 Trust	Wilmington
343	DB SPEARs/LIFERs, Series DB-8189 Trust	Wilmington
344	DB SPEARs/LIFERs, Series DB-8190 Trust	Wilmington
345	DB SPEARs/LIFERs, Series DB-8191 Trust	Wilmington
346	DB SPEARs/LIFERs, Series DB-8192 Trust	Wilmington
347	DB SPEARs/LIFERs, Series DB-8193 Trust	Wilmington
348	DB SPEARs/LIFERs, Series DB-8194 Trust	Wilmington
349	DB SPEARs/LIFERs, Series DB-8195 Trust	Wilmington
350	DB SPEARs/LIFERs, Series DB-8196 Trust	Wilmington
351	DB SPEARs/LIFERs, Series DB-8197 Trust	Wilmington

Serial No.	Name of company	Domicile of company	Footnote
352	DB SPEARs/LIFERs, Series DB-8198 Trust	Wilmington
353	DB SPEARs/LIFERs, Series DB-8199 Trust	Wilmington
354	DB SPEARs/LIFERs, Series DB-8201 Trust	Wilmington
355	DB SPEARs/LIFERs, Series DB-8203 Trust	Wilmington
356	DB SPEARs/LIFERs, Series DB-8210 Trust	Wilmington
357	DB SPEARs/LIFERs, Series DB-8211 Trust	Wilmington
358	DB SPEARs/LIFERs, Series DB-8212 Trust	Wilmington
359	DB SPEARs/LIFERs, Series DB-8213 Trust	Wilmington
360	DB SPEARs/LIFERs, Series DB-8214 Trust	Wilmington
361	DB SPEARs/LIFERs, Series DB-8215 Trust	Wilmington
362	DB SPEARs/LIFERs, Series DB-8216 Trust	Wilmington
363	DB SPEARs/LIFERs, Series DB-8217 Trust	Wilmington
364	DB SPEARs/LIFERs, Series DB-8218 Trust	Wilmington
365	DB SPEARs/LIFERs, Series DB-8219 Trust	Wilmington
366	DB SPEARs/LIFERs, Series DB-8220 Trust	Wilmington
367	DB SPEARs/LIFERs, Series DB-8221 Trust	Wilmington
368	DB SPEARs/LIFERs, Series DB-8222 Trust	Wilmington
369	DB SPEARs/LIFERs, Series DB-8223 Trust	Wilmington
370	DB SPEARs/LIFERs, Series DB-8224 Trust	Wilmington
371	DB SPEARs/LIFERs, Series DB-8225 Trust	Wilmington
372	DB SPEARs/LIFERs, Series DB-8226 Trust	Wilmington
373	DB SPEARs/LIFERs, Series DB-8227 Trust	Wilmington
374	DB SPEARs/LIFERs, Series DBE-8057 Trust	Wilmington
375	DB SPEARs/LIFERs, Series DBE-8060 Trust	Wilmington
376	DB SPEARs/LIFERs, Series DBE-8070 Trust	Wilmington
377	DB SPEARs/LIFERs, Series DBE-8071 Trust	Wilmington
378	DB SPEARs/LIFERs, Series DBE-8090 Trust	Wilmington
379	DB SPEARs/LIFERs, Series DBE-8099 Trust	Wilmington
380	DB SPEARs/LIFERs, Series DBE-8100 Trust	Wilmington
381	DB SPEARs/LIFERs, Series DBE-8101 Trust	Wilmington
382	DB SPEARs/LIFERs, Series DBE-8105 Trust	Wilmington
383	DB SPEARs/LIFERs, Series DBE-8106 Trust	Wilmington
384	DB SPEARs/LIFERs, Series DBE-8109 Trust	Wilmington
385	DB SPEARs/LIFERs, Series DBE-8118 Trust	Wilmington
386	DB SPEARs/LIFERs, Series DBE-8121 Trust	Wilmington
387	DB SPEARs/LIFERs, Series DBE-8122 Trust	Wilmington
388	DB SPEARs/LIFERs, Series DBE-8123 Trust	Wilmington
389	DB SPEARs/LIFERs, Series DBE-8124 Trust	Wilmington
390	DB SPEARs/LIFERs, Series DBE-8125 Trust	Wilmington
391	DB SPEARs/LIFERs, Series DBE-8126 Trust	Wilmington
392	DB SPEARs/LIFERs, Series DBE-8128 Trust	Wilmington
393	DB SPEARs/LIFERs, Series DBE-8130 Trust	Wilmington
394	DB SPEARs/LIFERs, Series DBE-8133 Trust	Wilmington
395	DB SPEARs/LIFERs, Series DBE-8134 Trust	Wilmington
396	DB SPEARs/LIFERs, Series DBE-8135 Trust	Wilmington
397	DB SPEARs/LIFERs, Series DBE-8140 Trust	Wilmington
398	DB SPEARs/LIFERs, Series DBE-8152 Trust	Wilmington
399	DB SPEARs/LIFERs, Series DBE-8153 Trust	Wilmington
400	DB SPEARs/LIFERs, Series DBE-8158 Trust	Wilmington
401	DB SPEARs/LIFERs, Series DBE-8159 Trust	Wilmington
402	DB SPEARs/LIFERs, Series DBE-8161 Trust	Wilmington
403	DB SPEARs/LIFERs, Series DBE-8178 Trust	Wilmington
404	DB SPEARs/LIFERs, Series DBE-8909 Trust	Newark
405	DB SPEARs/LIFERs, Series DBE-8910 Trust	Newark

Serial No.	Name of company	Domicile of company	Footnote
406	DB Structured Holdings Luxembourg S.à r.l.	Luxembourg
407	DBRE Global Real Estate Management US IB, L.L.C.	Wilmington
408	DBX ETF Trust	Wilmington	4
409	Deloraine Spain, S.L.	Madrid
410	Deutsche Bank Luxembourg S.A. - Fiduciary Deposits	Luxembourg	4
411	Deutsche Bank Luxembourg S.A. - Fiduciary Note Programme	Luxembourg	4
412	Deutsche Colombia S.A.S. - en Liquidacion	Bogotá
413	Deutsche Postbank Funding LLC I	Wilmington
414	Deutsche Postbank Funding LLC III	Wilmington
415	Deutsche Postbank Funding Trust I	Newark
416	Deutsche Postbank Funding Trust III	Newark
417	Dolin Holdco SAS	Paris
418	Dubonnet Courbevoie SCI	Paris
419	Dubonnet Holdco SAS	Paris
420	DWS Alternatives (IE) ICAV	Dublin
421	DWS EREP Lux 1 S.à r.l.	Luxembourg
422	DWS European Real Estate Partners S.C.A. SICAV-RAIF	Luxembourg
423	DWS Funds	Luxembourg	4
424	DWS Garant	Luxembourg	4
425	DWS Invest	Luxembourg	4
426	DWS Invest (IE) ICAV	Dublin
427	DWS Zeitwert Protect	Luxembourg
428	DWS-Fonds Treasury Liquidity (EUR)	Frankfurt am Main
429	Dynamic Infrastructure Securities Fund LP	Wilmington
430	Earls Eight Limited	George Town	4
431	Earls Four Limited	George Town	4
432	Einkaufszentrum "HVD Dresden" S.à.r.l & Co. KG i.I.	Cologne
433	Emerald Asset Repackaging Designated Activity Company	Dublin
434	Emerging Markets Capital Protected Investments Limited	George Town	4
435	Emeris	George Town
436	Erste Frankfurter Hoist GmbH i.L.	Frankfurt am Main
437	FCT Orchid	Saint-Denis
438	Fin Finance COZ5 Limited	London
439	Fondo Privado de Titulización PYMES I Designated Activity Company	Dublin
440	Freddie Mac Class A Taxable Multifamily M Certificates Series M-037	McLean
441	Freddie Mac Class A Taxable Multifamily M Certificates Series M-041	McLean
442	Freddie Mac Class A Taxable Multifamily M Certificates Series M-043	McLean
443	Freddie Mac Class A Taxable Multifamily M Certificates Series M-044	McLean
444	G.O. IB-US Management, L.L.C.	Wilmington
445	GAC-HEL, Inc.	Wilmington
446	Galene S.à r.l.	Luxembourg
447	Gladyr Spain, S.L.	Madrid
448	Global Opportunities Co-Investment Feeder, LLC	Wilmington
449	Global Opportunities Co-Investment, LLC	George Town
450	GWC-GAC Corp.	Wilmington
451	Havbell Designated Activity Company	Maynooth
452	Histria Inversiones Designated Activity Company	Dublin
453	Infrastructure Debt Fund S.C.Sp. SICAV-RAIF	Luxembourg
454	Inn Properties S.à r.l., en faillite	Luxembourg

Serial No.	Name of company	Domicile of company	Footnote
455	Investor Solutions Limited	St. Helier	4
456	Isar Properties S.à r.l., en faillite	Luxembourg
457	IVAF (Jersey) Limited	St. Helier
458	Kelona Invest, S.L.	Madrid
459	KH Kitty Hall Holdings Limited	Dublin
460	Kratus Inversiones Designated Activity Company	Dublin
461	Kronos Funding Ltd	London
462	Kuiper Credit Opportunities	Paris	4
463	Ledyard, S.L.	Madrid
464	87 Leonard Development LLC	Wilmington
465	LES Essex Crossing Holdings Acquisition LLC	Wilmington
466	LES Essex Crossing Investor LLC	Wilmington
467	LES Essex Crossing Parent LLC	Wilmington
468	Life Mortgage S.r.l.	Conegliano
469	Lockwood Invest, S.L.	Madrid
470	Lunashadow Limited	Dublin
471	1800 M Chaperone Investor LLC	Wilmington
472	Malabo Holdings Designated Activity Company	Dublin
473	Merlin XI	George Town
474	Meseta Inversiones Designated Activity Company	Dublin
475	2101 MS Investor LLC	Wilmington
476	2101 MS Parent LLC	Wilmington
477	2101 MS Property Holdings LLC	Wilmington
478	Navegator - SGFTC, S.A.	Lisbon
479	NCW Holding Inc.	Vancouver
480	New 87 Leonard, LLC	Wilmington
481	Oasis Securitisation S.r.l.	Conegliano	1
482	OBP Beneficial Interest Holdings LLC	Wilmington
483	OBP Parent Holdings LLC	Wilmington
484	Oder Properties S.à r.l., en faillite	Luxembourg
485	Palladium Global Investments S.A.	Luxembourg	4
486	Palladium Securities 1 S.A.	Luxembourg	4
487	PARTS Funding, LLC	Wilmington
488	PEFCO Finance Issuer One S.A.R.L.	Luxembourg	4
489	PEIF II SLP Feeder 2 LP	Edinburgh
490	PEIF III SLP Feeder 2, SCSp	Senningerberg	2
491	PEIF III SLP Feeder GP, S.à r.l.	Senningerberg
492	PEIF IV SLP DWS Feeder, SCSp	Senningerberg
493	Philippine Opportunities for Growth and Income (SPV-AMC), INC.	Makati City
494	Property Debt Fund S.C.Sp. SICAV-RAIF	Luxembourg
495	PUTTERs Series 3009DB Trust	Wilmington
496	PUTTERs Series 3010DB Trust	Wilmington
497	PUTTERs Series 3011DB Trust	Wilmington
498	PUTTERs Series 3012DB Trust	Wilmington
499	PUTTERs Series 3013DB Trust	Wilmington
500	PUTTERs Series 3014DB Trust	Wilmington
501	PUTTERs/DRIVERs, Series 3005DB Trust	Wilmington
502	PUTTERs/DRIVERs, Series 3007DB Trust	Wilmington
503	Radical Properties Unlimited Company	Dublin
504	Redstone Finance Designated Activity Company	Dublin
505	Rhine Euro CLO I Designated Activity Company	Dublin
506	Rhine Properties S.à r.l., en faillite	Luxembourg
507	ROCKY 2021-1 SPV S.r.l.	Conegliano
508	Romareda Holdings Designated Activity Company	Dublin

Serial No.	Name of company	Domicile of company	Footnote
509	RREEF DCH, L.L.C.	Wilmington
510	Samburg Invest, S.L.	Madrid
511	SCB Alpspitze UG (haftungsbeschränkt)	Frankfurt am Main
512	Seaconview Designated Activity Company	Maynooth
513	SGI SLP Feeder GP S.à.r.l.	Senningerberg
514	SGI SLP Feeder SCSp	Senningerberg
515	Sincronica I Designated Activity Company	Dublin
516	Singer Island Tower Suite LLC	Wilmington
517	Smoooth Finance Designated Activity Company	Dublin
518	Somkid Immobiliare S.r.l.	Conegliano
519	SP Mortgage Trust	Wilmington
520	SPV I Sociedad Anónima Cerrada	Lima
521	SPV II Sociedad Anónima Cerrada	Lima
522	Sunrise Turnaround Partners G.K.	Tokyo
523	300 SW Parent LLC	Wilmington
524	300 SW Property Holdings LLC	Wilmington
525	Swabia 1 Designated Activity Company (in liquidation)	Dublin
526	Swabia 1. Vermögensbesitz-GmbH i.L.	Frankfurt am Main
527	Tagus - Sociedade de Titularização de Creditos, S.A.	Lisbon
528	Tasman NZ Residential Mortgage Trust	Auckland
529	Trave Properties S.à r.l., en faillite	Luxembourg
530	Waltzfire Limited	Dublin
531	Wedverville Spain, S.L.	Madrid
532	Wendelstein 2017-1 UG (haftungsbeschränkt)	Frankfurt am Main
533	Wendelstein 2024-1 UG (haftungsbeschränkt)	Frankfurt am Main
534	Wendelstein 2025-1 UG (haftungsbeschränkt)	Frankfurt am Main
535	5353 WHMR LLC	Wilmington
536	Xtrackers (IE) Public Limited Company	Dublin	4
537	Xtrackers II	Luxembourg	4
538	Xtrackers UCITS Common Contractual Fund	Dublin
539	Zumirez Drive LLC	Wilmington

Serial No.	Footnotes - English
1	Controlled.
2	Status as shareholder with unlimited liability pursuant to Section 313 (2) Number 6 HGB.
3	General Partnership.
4	Only specified assets and related liabilities (silos) of this entity were consolidated.